UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. __)

Check the appropriate box:
Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement

CHINA NORTH EAST PETROLEUM HOLDINGS, LTD. (Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies: Common Stock, $.001 par value
(2)	Aggregate number of securities to which transaction applies: 18,274,080 shares of Common Stock
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A
(5)	Total fee paid: N/A
Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

CHINA NORTH EAST PETROLEUM HOLDINGS LTD.
20337 Rimview Place
Walnut, California 91789

July 21, 2005

Dear Shareholder:

The enclosed Information Statement on Schedule 14C is being furnished to shareholders of record on June 30, 2005, of CHINA NORTH EAST PETROLEUM HOLDINGS LTD. (“CNEH” or the “Company”), a Nevada corporation, in connection with the proposal to amend the corporate charter to increase the authorized number of shares of common stock, $.001 par value, of the Company from 50,000,000 shares to 150,000,000 shares, which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date (the “Authorized Capital Proposal”).

WE ARE NOT ASKING FOR A PROXY AND
SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

Our board of directors has fully reviewed and unanimously approved the “Authorized Capital Proposal”.

Holders of a majority of the outstanding shares of common stock have executed an action by written consent approving the “Authorized Capital Proposal”, and it has therefore been adopted by all necessary corporate action under Nevada law. The proposals will be effective upon the filing of articles of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada.

Background information relevant to “Authorized Capital Proposal” is included in the Information Statement on Schedule 14C. If there are any questions or further information is required, please contact me at (909) 468-2840.

By Order of the Board of Directors,

/s/ Wang, Hong Jun
Wang, Hong Jun
President

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

CHINA NORTH EAST PETROLEUM HOLDINGS LTD.

Table of Contents

Introduction                                                                                                                                                                                         3

Item 1. Information                                                         4
A. No Time, Place or Date for Meeting of Shareholders                                                                                                                        4
B. Dissenters' Rights                                                                                                                                                                            4
C. Voting Securities and Principal Holders Thereof                                                                                                                                4
D. Amendment of Charter - Authorized Capital Proposal                                                                                                                       5
Reasons and Benefits of the Transaction                                                                                                                                   5
E. Federal Tax Consequences                                                                                                                                                              5
Item 2. Statements that Proxies are not Solicited                                                                                                                                    6
Item 3. Interest of Certain Persons                                                                                                                                                       6
Item 4. Other and General Information                                                                                                                                                  6
Item 5. Documents Incorporated By Reference                                                                                                                                     7

INTRODUCTION

The majority shareholders of this 1934 Act Registrant, CHINA NORTH EAST PETROLEUM HOLDINGS LTD., have taken Action By Majority Shareholders By Written Consent Without A Meeting (hereinafter, “Majority Shareholder Action”) pursuant to NRS 78.320, to approve an increase in the authorized number of shares of common stock of the Company from 50,000,000 to 150,000,000 shares. This information is provided to the Company's shareholders of record on June 30, 2005.

We are a Nevada corporation. We are also registered under Section 12 of the Securities Exchange Act of 1934, as amended, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB). Information about us can be found in our December 31, 2004 Annual Report on Form 10-KSB and our March 31, 2005 Quarterly Report on Form 10-QSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of shareholders with respect to these matters and none is required under applicable Nevada law when an action has been approved by written consent of the holders of a majority of the outstanding shares of our common stock. This information is first being mailed on or about July 21, 2005 to the holders of Common Stock as of the Record Date of June 30, 2005.

B. DISSENTERS' RIGHTS.

Under Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

The proposal to amend the corporate charter to increase the number of shares of authorized common stock, $.001 par value, from 50,000,000 shares to 150,000,000 shares was approved by the written consent of a majority of all shareholders entitled to vote on the record date. This is Majority Shareholder Action, pursuant to NRS 78.320. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was 73.6% of all shares issued and outstanding. The proposal will be effective upon the filing of Articles of Amendment with the Secretary of State of the State of Nevada.

VOTING SECURITIES OF THE COMPANY:

ON June 30, 2005, THE RECORD DATE, THERE WERE 18,274,080 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING. EACH SHARE OF COMMON STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The sole class of equity securities of the Company issued and outstanding is the common stock. The table below sets forth below, as of June 30, 2005, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF JUNE 30, 2005

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common Stock	Wang, Hong Jun 20337 Rimview Place Walnut, CA 91789	6,732,000	36.8%
Common Stock	Wei, Guo Ping 20337 Rimview Place Walnut, CA 91789	6,732,000	36.8%
Common Stock	Li, Hong Jun 20337 Rimview Place Walnut, CA 91789	1,496,000	8.2%
Common Stock	Yu, Liguo 20337 Rimview Place Walnut, CA 91789	550,000	3.0%
Common Stock	All officers and directors as a group (3 persons)	14,014,000	76.7%

(1) Represents 18,274,080 outstanding shares as of June 30, 2005.

D. AMENDMENT OF CHARTER - AUTHORIZED CAPITAL PROPOSAL.

The proposal to increase the number of authorized shares of common stock of the Company from 50,000,000 to 150,000,000 was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company’s Board of Directors. The Authorized Capital Proposal will take effect upon the filing of Articles of Amendment with the Secretary of State of the State of Nevada.

REASONS FOR THE AUTHORIZED CAPITAL PROPOSAL. Pursuant to the Company’s business plan, the management desires to authorize sufficient shares for future capital raising activities, potential acquisitions and general corporate finance purposes. The Board of Directors of the Company, in the exercise of its reasonable business judgment, believes that 150,000,000 shares is the appropriate number of shares of authorized common stock. However, the Company has no current plans, proposals or arrangements to issue additional shares of authorized common stock.

E. FEDERAL TAX CONSEQUENCES.

There are no tax consequences to the Authorized Capital Proposal.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Set forth below is the substantial interest, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer, or beneficial owner of 5% of more of the common stock of, the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement:

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF JUNE 30, 2005

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common Stock	Wang, Hong Jun 20337 Rimview Place Walnut, CA 91789	6,732,000	36.8%
Common Stock	Wei, Guo Ping 20337 Rimview Place Walnut, CA 91789	6,732,000	36.8%
Common Stock	Li, Hong Jun 20337 Rimview Place Walnut, CA 91789	1,496,000	8.2%
Common Stock	Yu, Liguo 20337 Rimview Place Walnut, CA 91789	550,000	3.0%
Common Stock	All officers and directors as a group (3 persons)	14,014,000	76.7%

(1) Represents 18,274,080 outstanding shares as of June 30, 2005.

ITEM 4. OTHER AND GENERAL INFORMATION.

Our Annual Report on Form 10-KSB, for the year ended December 31, 2004, including audited financial statements as of that date, and our Quarterly Report on Form 10QSB, for the quarter ended March 31, 2005, are available from us on request. Further, information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith we file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by CNEH can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

(a) The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 is hereby incorporated by reference.

(b) The Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 is hereby incorporated by reference.

CHINA NORTH EAST PETROLEUM HOLDINGS LTD.

By /s/ Wang, Hong Jun
Wang, Hong Jun
President

Dated: July 21, 2005

By the order of the Board of Directors:

/s/ Wang, Hong Jun
Wang, Hong Jun
Chairman

/s/ Wei, Guo Ping
Wei, Guo Ping
Director

/s/ Yu, Liguo
Yu, Liguo
Director